The Advisors’ Inner Circle Fund III

Advocate Rising Rate Hedge ETF

Principal Listing Exchange: NYSE Arca, Inc. (the “Exchange”)
Ticker Symbol: RRH

Summary Prospectus

January 28, 2023

INVESTMENT ADVISER:

ADVOCATE CAPITAL MANAGEMENT, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.rrhetf.com. You can also get this information at no cost by calling 866-234-5426, by sending an e-mail request to AdvocateRisingRateHedgeETF@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated January 28, 2023, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Advocate Rising Rate Hedge ETF (the “Fund”) is a multi-asset exchange-traded fund (“ETF”) that seeks to generate capital appreciation during periods of rising long term interest rates, specifically interest rates with maturities of five years or longer.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period from October 27,

2021 (commencement of Fund operations) to September 30, 2022, the Fund’s portfolio turnover rate was 367% of the average value of its portfolio.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve its investment objective primarily by investing in a combination of: U.S. Treasury securities; forwards, futures or options on various currencies; long and short positions on the short and long-end of the Treasury or swap yield curve (described below) via futures, swaps, forwards and other over-the-counter (“OTC”) derivatives; long and short positions on equity indexes and/or investment companies, including ETFs; and commodity futures and options.

The Treasury yield curve measures interest rates available in the market for U.S. Treasury obligations of varying maturities from one year through 30 years. The Fund intends to take long and short positions tied to the shape of the Treasury yield curve through the use of interest rate-linked derivative instruments including futures, swaps, forwards and options (in particular, options on futures or interest rate swaps). The Fund may take short positions in instruments that the Adviser expects would decrease in value due to rising rate concerns such as inflation (e.g., a 10-year U.S. Treasury future), and long positions in instruments that the Adviser expects to be less sensitive to rising rate concerns (e.g., a 2-year U.S. Treasury future). This combination of holdings is a “Yield Curve” strategy that may generate capital appreciation in the event that longer-maturity yields rise faster than shorter-maturity yields. The Fund may also implement the Yield Curve strategy through the use of derivative instruments tied to the swap yield curve. The swap yield curve is similar to the Treasury yield curve but reflects the market rates used in interest rate swap agreements at varying maturities. The swap yield curve also provides the Fund with the flexibility to lock in Yield Curve strategies for a longer period of time.

The Fund may invest in foreign currency strategies with respect to currencies that the Adviser believes will depreciate during times of rising interest rates relative to the

U.S. dollar. For example, when U.S. interest rates are rising, the difference in the interest rates between the U.S. and other countries, particularly countries that are behind the U.S. in the business cycle, may increase, which would be expected to cause the U.S. dollar to appreciate against those other currencies. In such instances, the Fund may seek capital appreciation by taking a long position in the U.S. dollar and a short position in a foreign currency (e.g., the Japanese Yen). The Fund may also invest in equity markets using sector- or broad-market-focused funds or ETFs, equity index futures or total return swaps. The Fund may take long positions in sectors or indexes that the Adviser expects to benefit from rising rates, short positions in sectors or indexes that the Adviser expects to perform poorly in such environments, or a combination of long and short positions. Under normal circumstances, the Fund may also invest a significant portion of its assets in cash and other instruments for cash management purposes. These other instruments are expected to be predominantly comprised of money-market instruments, Treasury securities, and/or other investment companies, including ETFs, that invest primarily in such instruments.

The Adviser utilizes a proprietary investment process to assemble an investment portfolio for the Fund that is designed to generate positive returns when long-term U.S. interest rates rise. The Adviser’s investment process analyzes asset classes, sectors and currencies to seek out investment opportunities that the Adviser believes will both perform well during periods of rising rates and also maintain a lower “cost of carry” (i.e., the expense incurred to maintain a particular position or portfolio) than outright shorting bonds or buying options. In considering which asset classes will perform well in periods of rising rates, the Adviser considers historical price and interest rate data, as well as the Adviser’s own fundamental analysis of why such asset classes may be expected to outperform in a rising rate environment. The asset classes the Fund may invest in include fixed income, currencies and equities (sector or broad market index). The Fund may utilize derivative instruments to gain exposure to such asset classes, including futures, swaps, currency forwards and options. In selecting such instruments for each given strategy, the Adviser will consider the cost to implement and carry the strategy forward, the ability to lock in the strategy for an extended period of time, and the anticipated liquidity of the underlying investments.

Once the Fund’s portfolio is constructed the Adviser will monitor the Fund’s positions over time to identify any changes to its historical performance, i.e., a “paradigm shift”. The active management of the portfolio allows the Adviser to react to such paradigm shifts and adjust the portfolio accordingly to take this into consideration. The Adviser periodically rebalances the Fund’s portfolio to maintain the desired target exposure. Occasionally, market conditions and/or large Fund cash flows may require more frequent adjustment of the exposure. During the rebalancing process, the Adviser may identify securities and other instruments in the portfolio that no longer align with the investment strategies and objective of the Fund and may liquidate such securities or other instruments to better align the portfolio with the Fund’s investment strategies and objective. The Adviser expects that the Fund will engage in strategies that are held for an extended period of time (e.g., greater than 12 months), taking into consideration any futures rolls or forward extension transactions as are necessary to maintain certain positions held by the Fund. However, there may be exceptions when the Fund’s investments are held for shorter periods of time due to either rapid gain or developing circumstances that may render the strategies invalid to achieve the Fund’s investment objective. The Fund may buy and sell investments frequently in seeking to achieve its investment objective. The Adviser does not intend to materially alter the strategic composition of the Fund in response to periods when rates are not rising.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk – The risk that changes in interest rates will cause significant fluctuations, up or down, in the value of fixed income securities, including Government securities, in which the Fund may take a long position or short position. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk and market risk are described elsewhere in this section. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performances. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Roll Risk – The Fund may encounter “roll risk” from its investments in futures or swaps. Roll risk refers to the risk that may be encountered when a futures or swap contract must be “rolled forward” as the contracts approaches expiry to maintain the desired risk profile of the strategy. A roll occurs when a position in the near-term futures or swap contract is liquidated and a new position in the next futures or swap contract is established. Illiquid conditions may arise when the Fund attempts to roll existing positions which could result in either a higher-than-anticipated cost, or an inability to implement the roll. If this situation persists over the typical transition period from an expiring futures or swap contract to the next, the Adviser may elect to terminate the strategy in question and replace it with alternative strategies whose roll risks are currently minimal.

Short Exposure Risk – The Fund may enter into a derivatives transaction to obtain short investment exposure to the reference asset. If the value of the reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss to the Fund is theoretically unlimited. Gaining short investment exposure through derivatives also subjects the Fund to credit risk, derivatives risk and leverage risk, which are discussed elsewhere in this section.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Investing in the United States Risk – To the extent the Fund invests in issuers within the United States, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Management Risk – The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

New Adviser Risk – The Adviser has not previously served as an adviser to a registered investment company. As a result, investors do not have a track record of managing an ETF from which to judge the Adviser, and the Adviser may not achieve the intended result in managing the Fund.

Valuation Risk – The risk that a security may be difficult to value. The Fund may value certain securities at a price higher or lower than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Liquidity Risk – The risk that certain assets may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to sell the asset at a lower price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Inflation-Linked Securities Risk – The value of inflation-linked securities is expected to change in response to changes in real interest rates (the market rate of interest less the anticipated rate of inflation). Real interest rates change over time as a result of many factors, such as currency exchange rates, central bank monetary policies and general economic conditions. In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g. the Consumer Price Index (the “CPI”)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk – Shares of the Fund may trade on the Exchange above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Cash Transactions Risk – Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/

or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Investments in Investment Companies Risk – When the Fund invests in an investment company, including ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Proprietary Model Risk – Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Commodity-Related Investments Risk – Exposure to commodities through investments such as commodity futures contracts and options (collectively, “Commodity-Related Investments”) may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments.

Tax Risk – In order to qualify for the favorable U.S. federal income tax treatment accorded to a RIC, the Fund must, among other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s Commodity-Related Investments will not generate income that is qualifying income. If the Fund was to fail to meet the qualifying income test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by the Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in the Fund. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

If positions held by the Fund are treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position is otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund’s performance for the 2022 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.advocatecapmgt.com or by calling toll-free to 866-234-5426.

BEST QUARTER	WORST QUARTER
14.92%	2.44%
9/30/2022	3/31/2022

Average Annual Total Returns for Periods Ended December 31, 2022

This table compares the Fund’s average annual total returns for the periods ended December 31, 2022 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Advocate Rising Rate Hedge ETF	1 Year	Since Inception (10/27/2021)
Fund Returns Before Taxes	42.42%	29.30%
Fund Returns After Taxes on Distributions	34.03%	22.80%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	27.58%	20.50%
ICE U.S. Treasury 20+ Year Bond Index (reflects no deductions for fees, expenses or taxes)	(30.76)%	(26.41)%

Investment Adviser

Advocate Capital Management, LLC serves as the investment adviser to the Fund.

Portfolio Manager

Scott Peng, PhD., Founder, Chief Executive Officer and Chief Investment Officer, has managed the Fund since 2021.

Mr. Peng is primarily responsible for the day-to-day management of the Fund and has served in such capacity since the Fund’s inception in 2021.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.advocatecapmgt.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

ADV-SM-001-0300